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                                                                   EXHIBIT 10.10


18 March, 1994

The Directors
Pick Two Ltd
Oakwalk
St Peter
Jersey ME3 7EF
CHANNEL ISLANDS


Dear Sir,

PRODUCTION OF 2 X CD ROM TITLES
(1 X ADULT VERSION 1 X TEENAGE VERSION)
FOR INTERNATIONAL DISTRIBUTION BASED ON CHANNEL 9 SERIES "SEX"
- --------------------------------------------------------------

This letter sets out the terms and conditions upon which Brilliant Interactive Ideas Pty Ltd ("the Production Company") agrees to acquire all the necessary rights and produce two sex education multimedia titles on CD ROM (1 x Adult version and 1 x Teenage version) based on the Channel 9 television series entitled "Sex" ("the Project") for worldwide distribution and exploitation for the benefit of the copyright owners set out herein and the terms on which PickTwo Ltd ("you") agrees to invest in the Project.

1.   The Production Company agrees to:

     a. produce 2 CD ROM titles (1 x Adult version and 1 x Teenage version) based on the Channel 9 television series entitled "Sex" for international distribution at a total cost of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION in accordance with the Budget annexed hereto and marked "A";

     b.   acquire a license from Channel 9 to produce the Project;

     c. obtain all necessary rights in the script and the music and any other material used in the Project in order that the Project can be distributed internationally;

     d.   complete the Project subject to force majeure events by September
          1994;

     e.   provide monthly reports to you during the production of the Project;

2. You agree to pay the sum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION to the Production Company in accordance with the drawdown schedule annexed hereto and marked "B", as an investment in the Project.

3. In consideration of you investing in the Project the Production Company agrees to
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     a.   assign to you part of the copyright in the underlying rights to the
          Project and part of the property in the Production Company in any production assets and marketing materials as at the time of acquisition;

     b. assign to you part of the copyright in the Project to be held by you, the Production Company and the other investors in the Project jointly and severally in the following manner:

          Production Company  CONFIDENTIAL INFORMATION OMITTED AND FILED
                              SEPARATELY WITH THE SECURITIES AND EXCHANGE
                              COMMISSION %
          You                 CONFIDENTIAL INFORMATION OMITTED AND FILED
                              SEPARATELY WITH THE SECURITIES AND EXCHANGE
                              COMMISSION %
          other investors     CONFIDENTIAL INFORMATION OMITTED AND FILED
                              SEPARATELY WITH THE SECURITIES AND EXCHANGE
                              COMMISSION %; and

     c. repay your investment and pay to you profit in accordance with clause 10 herein.

4. The Production Company agrees to keep complete and proper books of account and records of income and expenditure and to engage an independent auditor to audit the books and records and complete and deliver an audit of the Project to you within a reasonable time after the end of the financial year in which the Project is completed.

5. In further consideration of you investing in the Project the Production Company hereby grants to you an option to invest on similar terms as those contained in this Agreement in other interactive multimedia projects commenced by the Production Company in the next CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION years.

6. You hereby irrevocably license the Producer to use any assets and the copyright to produce and complete the Film and acknowledge that the Production Company controls the artistic control of the Project.

7. Subject to the terms of the Agreement you grant to the Production Company an exclusive license of the copyright and the underlying rights to market the Project throughout the world.

8. The Production Company agrees to market the Project to the maximum commercial advantage in accordance with good business judgment and sound commercial practice.

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

9. You appoint the Production Company to receive all receipts from the exploitation of the Project and disburse such receipts in accordance with this Agreement.

10. The Production Company agrees to disburse all receipts from the exploitation of the Project within 90 days of receipt in the following manner:

     a. to meet all reasonable administration expenses incurred by the Production Company in marketing the Project and in payment of the license fees due to Channel 9;

     b. to you and the other investors at the same time in the following proportions:

               You                CONFIDENTIAL INFORMATION OMITTED AND FILED
                                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                  COMMISSION %
               Other investors    CONFIDENTIAL INFORMATION OMITTED AND FILED
                                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                  COMMISSION %

          until each has received a sum equal to its investment;

     c. in payment to the Production Company to meet any Budget overages; and then

     d. to you, the other investors and the Production Company at the same time in the following proportions:

               You                CONFIDENTIAL INFORMATION OMITTED AND FILED
                                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                  COMMISSION %
               Producer           CONFIDENTIAL INFORMATION OMITTED AND FILED
                                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                  COMMISSION %
               Other investors    CONFIDENTIAL INFORMATION OMITTED AND FILED
                                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                  COMMISSION %

11. The Production Company shall make available for inspection by you and permit copies to be made at your expense of all books, records and accounts which relate to the exploitation of the Project and of the revenue therefrom which is necessary for you to verify your entitlement under the terms of this Agreement provided always that you shall first give the Production Company not less than one (1) month's prior written notice and

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     provided always that you shall keep all such information confidential and only disclose the same to your lawyers and accountants.

12.  You agree:

     a. to sign all such further documents as may be from time to time required to carry out the intention of this agreement or to vest in or assure to the Production Company rights herein expressed to be assigned or granted;

     b. that this Agreement is the entire agreement between you and the Production Company and supersedes any prior written or contemporaneous agreements oral or in writing;

     c. that no promises, terms, commissions or obligations oral or written have been made other than those contained herein;

     d. nothing herein contained shall constitute a partnership between you, the other investors and the Production Company;

     e. no waiver by you or the Production Company or any breach of any of the provisions of this Agreement shall be construed as a waiver of any proceeding or seceding breach or provision; and

     f. you will not assign, licenses, lease, mortgage, charge or otherwise dispose of any rights under this agreement without the written consent of the Production Company.

13. This Agreement is to be construed in accordance with the law of New South Wales, Australia and you agree to submit to the jurisdiction of the Courts of New South Wales, Australia relating to or arising under this Agreement.

I trust this agreement meets with your approval. Please execute one copy of this letter and return to me, and retain the original for your records.

Yours truly,

SIMON VAN WYK
BRILLIANT INTERACTIVE IDEAS PTY LTD

/s/ Simon Van Wyk
- -------------------

AGREED AND ACCEPTED

/s/
- -------------------
PICKTWO LTD
DATED:    18TH MARCH 1994

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                                 ANNEXURE "A"

                                  THE BUDGET

                                 ANNEXURE "B"

                                   DRAWDOWNS


DATE                                     AMOUNT

CONFIDENTIAL INFORMATION                 $ CONFIDENTIAL INFORMATION
OMITTED AND FILED SEPARATELY             OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND                  WITH THE SECURITIES AND
EXCHANGE COMMISSION                      EXCHANGE COMMISSION

CONFIDENTIAL INFORMATION                 $ CONFIDENTIAL INFORMATION
OMITTED AND FILED SEPARATELY             OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND                  WITH THE SECURITIES AND
EXCHANGE COMMISSION                      EXCHANGE COMMISSION

CONFIDENTIAL INFORMATION                 $ CONFIDENTIAL INFORMATION
OMITTED AND FILED SEPARATELY             OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND                  WITH THE SECURITIES AND
EXCHANGE COMMISSION                      EXCHANGE COMMISSION

CONFIDENTIAL INFORMATION                 $ CONFIDENTIAL INFORMATION
OMITTED AND FILED SEPARATELY             OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND                  WITH THE SECURITIES AND
EXCHANGE COMMISSION                      EXCHANGE COMMISSION

CONFIDENTIAL INFORMATION                 $ CONFIDENTIAL INFORMATION
OMITTED AND FILED SEPARATELY             OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND                  WITH THE SECURITIES AND
EXCHANGE COMMISSION                      EXCHANGE COMMISSION

CONFIDENTIAL INFORMATION                 $ CONFIDENTIAL INFORMATION
OMITTED AND FILED SEPARATELY             OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND                  WITH THE SECURITIES AND
EXCHANGE COMMISSION                      EXCHANGE COMMISSION

                                       6